(Letterhead of McCutcheon, Doyle, Brown & Enersen, LLP)


                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K/A
                                    (AMENDED)


                                 Current Report
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange act of 1934


        Date of Report (Date of Earliest Event Reported): August 1, 2001


                         REDWOOD MORTGAGE INVESTORS VII
             (Exact Name of Registrant as Specified in its Charter)

         California                    0-19992               94-3094928
(State or Other Jurisdiction of      (Commission          (I.R.S. Employer
 Incorporation or Organization)       File Number)     Identification Number)


             650 El Camino, Suite G, Redwood City, California 94063
               (Address of Principal Executive Offices) (Zip Code)

       Registrants telephone number, including area code: (650) 365-5341

          (Former Name or Former Address if Changed Since Last Report)





Item 4.  Change in Registrant's Certifying Accountant.

     The accounting firm of Caporicci, Cropper & Larson, LLP ("CCL"), the successor in interest to Parodi & Cropper, CPA's, was retained as the Registrant's independent public accountants when the Registrant commenced operations in 1989. Bruce Cropper and John Cropper, formerly partners at CCL, were the Registrant's principal contacts at CCL. Bruce Cropper and John Cropper have been performing audit and accounting services for the benefit of the Registrant's General Partner and their affiliates for over 18 years. Effective as of December 31, 2000, CCL resigned from its engagement as the Registrant's independent public accountants due to the withdrawal of Bruce Cropper and John Cropper from the CCL partnership, making it necessary for the Registrant to retain new independent public accountants. Bruce Cropper and John Cropper subsequently joined the accounting firm of Armanino McKenna, LLP ("Armanino"). Based upon the long standing relationship between the Registrant and Bruce Cropper and John Cropper, the R egistrant's General Partner determined that it was in the best interest of the Registrant to retain Armanino as the Registrant's independent public accountants, effective as of January 1, 2001. The Registrant believes, and has been advised by Mr. John Cropper that he concurs, that for the two fiscal years ended December 31, 2000, the Registrant and CCL, as well as Armanino, did not have any disagreement on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreement, if not resolved to the satisfaction of CCL, would have caused CCL to make reference in connection with its report on the Registrant's financial statements to the subject matter of the disagreement. The report of CCL on the Registrant's financial statements for the years ending December 31, 1998 and December 31, 1999, as well as the report of Armanino for the year ending December 31, 2000, did not contain an adverse opinion or disclaimer of opinion, and was not qualified or m odified as to uncertainty, audit scope or accounting principles. During that period, there were no "reportable events" within the meaning of Item 304(a)(1)(v) of Regulation S-K promulgated under the Securities Act of 1933. The Registrant has requested that Mr. John Cropper furnish a letter addressed to the Securities and Exchange Commission stating whether Mr. John Cropper agrees with the above statements. A copy of that letter is attached as Exhibit 1 to this Form 8-K.

                                    SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, registrant has duly caused this statement to be signed on its behalf by the undersigned, thereto duly authorized.

Date:  August 3, 2001

                                             REDWOOD MORTGAGE INVESTORS VII,
                                             A California Limited Partnership

                                             By:             /s/
                                                    -------------------------
                                                     Michael R. Burwell,
                                                     General Partner

                (Letterhead of Caporicci, Cropper & Larson, LLP)



August 3, 2001


SECURITIES AND EXCHANGE COMMISSION
c/o Joyce Anderson, Staff Accountant
450 5th Street NW, Mail Stop 4-8
Washington, D.C. 20549

     RE: REDWOOD MORTGAGE INVESTORS VII Dear Ms. Anderson: I am writing this letter in response to your letter dated July 30, 2001 to Michael R. Burwell, General Partner of Redwood Mortgage Investors VII ("RMI 7"). RMI 7 was audited by our firm, Caporicci, Cropper & Larson, LLP as of December 31,1999. The opinion was unqualified We were replaced as auditors for the most recent year ended December 31, 2000 by Armanino McKenna LLP. Our firm has no disagreements as to the methods, accounting principles, practices or procedures of Redwood Mortgage Investors VII. Furthermore, our firm has read and is in agreement with the revised disclosures in the Form 8-K amendment.

Sincerely,

/s/
John Cropper
Caporicci, Cropper & Larson, LLP




Cc: Michael Burwell